Exhibit 10.1

SECOND AMENDMENT
TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement, dated as of March 17, 2017 (this “Amendment”), by and among each of the lenders party hereto, Greatbatch Ltd., a New York corporation (the “Borrower”), Integer Holdings Corporation (f/k/a Greatbatch, Inc.), a Delaware corporation (“Parent”), Manufacturers and Traders Trust Company, as the administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) and Credit Suisse Securities (USA) LLC (in such capacity, the “Arranger”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of October 27, 2015 (as modified pursuant to that certain Consent of Lenders, dated as of February 9, 2016 and that certain Memorandum of Correction, dated as of April 19, 2016, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of November 29, 2016, and as further amended, restated, supplemented or otherwise modified and as in effect immediately prior to the Amendment Effective Date (as defined below), the “Credit Agreement”), among, inter alios, the Borrower, Parent, the Administrative Agent and each Lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower and Parent have requested that certain amendments and modifications to the Credit Agreement be effected, including to permit the refinancing of all outstanding Term B Loans as contemplated by Section 2.19.1 of the Credit Agreement as described herein;

WHEREAS, subject to certain conditions, such amendments and modifications shall include the addition of a new term loan facility (the “New Term B Facility”; the loans thereunder, the “New Term B Loans”) the proceeds of which New Term B Loans shall be used to replace the outstanding Term B Loans;

WHEREAS, the New Term B Loans will have the same terms as the Term B Loans currently outstanding under the Credit Agreement except as otherwise set forth herein;

WHEREAS, each existing Term B Lender (each, an “Existing Term B Lender” and the existing Term B Loans held by it, its “Existing Term B Loans”) that executes and delivers a signature page to the ‘Lender New Commitment’ dated March 17, 2017 (the “Lender New Commitment”), and in connection therewith agrees to continue all or a portion (as determined by the Arranger and notified to such Lender) of its outstanding Existing Term B Loans as New Term B Loans (such continued Term B Loans, the “Continued Term B Loans” and such Term B Lenders, collectively, the “Continuing Term B Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all or such portion (as determined by the Administrative Agent and notified to such Lender) of its Existing Term B Loans outstanding on the Amendment Effective Date as New Term B Loans in a principal amount equal to the aggregate outstanding principal amount of such Existing Term B Loans so continued;

WHEREAS, each Person (other than a Continuing Term B Lender in its capacity as such and in the amount of its Continued Term B Loans) that agrees to make New Term B Loans (collectively, the “Additional Term B Lenders”) will make New Term B Loans to the Borrower on the Amendment Effective Date in such amount (not in excess of its commitment) as determined by the Administrative Agent and notified to such Additional Term B Lender;

WHEREAS, the Continuing Term B Lenders and the Additional Term B Lenders (collectively, the “New Term B Lenders”) are severally willing to continue all or a portion (as determined by the Administrative Agent and notified to such Lender) of their Existing Term B Loans as New Term B Loans and/or to make New Term B Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, notwithstanding the foregoing, any Existing Term B Lender that does not become a Continuing Term B Lender as contemplated hereby shall not otherwise be permitted to become an Additional Term B Lender or a Continuing Term B Lender, unless approved by the Administrative Agent; and

WHEREAS, the New Term B Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.	NEW TERM LOANS

A.                 Subject to the terms and conditions set forth herein, (i) each Continuing Term B Lender agrees to continue all or a portion (as determined by the Administrative Agent and notified to such Lender) of its Existing Term B Loans as a New Term B Loan on the date requested by the Borrower to be the Amendment Effective Date in a principal amount equal to such Existing Term B Loans and (ii) each Additional Term B Lender agrees to make New Term B Loans on such date to the Borrower in a principal amount equal to such Additional Term B Lender’s New Term B Loan Commitment (as defined below).  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and become a New Term B Lender as of the Amendment Effective Date by executing this Amendment or the Lender New Commitment, as applicable, and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, a counterpart signature page to this Amendment or the Lender New Commitment, as applicable, in its capacity as a New Term B Lender.  The Borrower shall give notice to the Administrative Agent of the proposed Amendment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each New Term B Lender thereof.  For the avoidance of doubt, the Existing Term B Loans of a Continuing Term B Lender must be continued in whole and may not be continued in part unless approved or otherwise determined by the Administrative Agent.

B.                 Each Additional Term B Lender will make its New Term B Loan on the Amendment Effective Date by making available to the Administrative Agent, in accordance with the Credit Agreement, an amount equal to its New Term B Loan Commitment.  The “New Term B Loan Commitment” of any Additional Term B Lender will be such amount (not exceeding any commitment offered by such Additional Term B Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date.  The commitments of the Additional Term B Lenders and the continuation undertakings of the Continuing Term B Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Term B Loan.  The New Term B Loans may from time to time be Base Rate Loans or LIBOR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with the Credit Agreement. Each New Term B Lender, as to itself, hereby agrees to waive any indemnity claim for breakage costs under Section 2.8.5 of the Credit Agreement in connection with the prepayment or replacement of Existing Term B Loans contemplated hereby.

C.                 The obligation of each New Term B Lender to make or acquire by continuation New Term B Loans on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section III of this Amendment.

D.                 On and after the Amendment Effective Date, each reference in the Loan Documents to “Term B Loans” shall be deemed a reference to the New Term B Loans contemplated hereby, except as the context may otherwise require, each reference to “Term B Lenders” shall be deemed a reference to the New Term B Lenders.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term B Lender in respect of such Lender’s Existing Term B Loans.

E.                 The principal of the New Term B Loans shall be due and payable in quarterly installments, each equal to (a) one-quarter of two and a half percent (0.625%) for each payment due on March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 and (b) one-quarter of one percent (0.250%) on each Quarterly Payment Date that occurs after December 31, 2017 and continuing through (and including) the last Quarterly Payment Date prior to the Term B Loan Maturity Date, in each case, calculated as a percentage of the original principal amount subject to adjustment pursuant to the terms of the Credit Agreement as amended by this Amendment); provided that each New Term B Lender hereby acknowledges and agrees that the Borrower has prepaid, prior to the date hereof, all amounts due pursuant to this paragraph other than the payment of (x) one-quarter of two and a half percent (0.625%) of the original principal amount on March 31, 2017 and (y) one quarter of one and a half percent (0.375%) of the original principal amount on June 30, 2017, September 30, 2017 and December 31, 2017. All amounts of principal, interest and fees relating to Refinancing Loans not due and payable before the Term B Loan Maturity Date are due and payable on the Term B Loan Maturity Date.

F.                  The final maturity date of the New Term B Loans shall be the Term B Loan Maturity Date.

G.                The continuation of Continued Term B Loans may be implemented pursuant to other procedures specified by the Administrative Agent (in consultation with the Borrower), including by repayment of Continued Term B Loans of a Continuing Term B Lender from the proceeds of New Term B Loans followed by a subsequent assignment to it of New Term B Loans in the same amount and each Continuing Term B Lender hereby agrees to execute such other documentation as may be required to evidence such Continuing Term B Lender’s New Term B Loan Commitment.

SECTION II.	AMENDMENTS TO CREDIT AGREEMENT

2.1	Amendments to Section 1: Definitions.

A.                 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Additional Term B Lender” shall have the meaning set forth in the Second Amendment.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Continuing Term B Lenders” shall have the meaning set forth in the Second Amendment.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement dated as of March 17, 2017 among the Borrower, Parent, the other Loan Parties party thereto, the Administrative Agent, and the Lenders party thereto.

“Second Amendment Effective Date” shall mean March 17, 2017, the date on which the conditions precedent set forth in Section III of the Second Amendment were satisfied or waived in accordance therewith.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

B.                 The definition of “Term B Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term B Lender”: each Lender that signs the Second Amendment in respect of a Term B Loan Commitment. Each Additional Term B Lender shall be a Term B Lender to the extent any such Person has executed the Second Amendment and to the extent such Second Amendment shall have become effective in accordance with the terms hereof and thereof, and each Continuing Term B Lender shall continue to be a Term B Lender. The Term B Lenders as of the Second Amendment Effective Date shall be as set forth in the Register at the time the Register is updated and/or modified to reflect and give effect to the Second Amendment and the transactions contemplated thereby.”

C.                 The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows”

“Defaulting Lender”: subject to Subsection 2.15.2 (Defaulting Lender Cure), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or any Issuing Bank or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower) or (d) unless the Administrative Agent determines in its sole discretion that a Lender should not be a Defaulting Lender by virtue of the facts and circumstances described in this clause (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) become the subject of a Bail-in Action, or (iii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Subsection 2.15.2 (Defaulting Lender Cure)) upon delivery of written notice of such determination to the Borrower, each Issuing Bank, each Swingline Lender and each Lender.

2.2	The definition “Repricing Event” in Section 1.1 of the Credit Agreement is hereby amended by substituting the references to “Initial Term B Loans” to “Term B Loans”

2.3	Amendments to Section 2.1.4: Commitment to make Term B Loans.

Section 2.1.4 is hereby amended and restated in its entirety as follows:

“Upon the terms and subject to the conditions of the this Agreement, each Term B Lender agrees to make advances, including, as applicable, its obligation under the Second Amendment to continue its outstanding “Existing Term B Loans” as “Continued Term B Loans” as such terms are defined in the Second Amendment (such advances, together with any Incremental Term B Loans, the “Term B Loans”) to the Borrower on the Second Amendment Effective Date in an aggregate outstanding principal amount not to exceed Nine Hundred Fifty Four Million Two Hundred Fifty Thousand Dollars ($954,250,000) (as the same may be increased or reduced, pursuant to the terms of this Agreement, the “Term B Loan Commitment”); provided, however, that the amount and percentage of the Term B Loan Commitment that any Lender is obligated to lend shall not exceed the amount or percentage set forth on Schedule 2.1.4 for such Term B Lender (as supplemented and amended by giving effect to the assignments contemplated by this Agreement and any other adjustments contemplated by this Agreement). The Term B Loan Commitment of any Term B Lender is sometimes referred to herein as such Term B Lender’s Term B Loan Commitment. The Borrower shall not be permitted to reborrow any amount of the Term B Loans once repaid”.

2.4	Amendments to Section 2.1.7: Scheduled Repayment of Term B Loans.

Section 2.1.7 is hereby amended and restated in its entirety as follows”

“The principal of the Term B Loans shall be due and payable in quarterly installments, each equal to (a) one-quarter of two and a half percent (0.625%) for each payment due on March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 and (b) one-quarter of one percent (0.250%) on each Quarterly Payment Date that occurs after December 31, 2017 and continuing through (and including) the last Quarterly Payment Date prior to the Term B Loan Maturity Date thereafter, in each case, calculated as a percentage of the original principal amount subject to adjustment pursuant to the terms of this Agreement); provided that each Term B Lender hereby acknowledges and agrees that the Borrower has prepaid, prior to the Second Amendment Effective Date, all amounts due pursuant to this paragraph other than the payment of (x) one-quarter of two and a half percent (0.625%) of the original principal amount on March 31, 2017 and (y) one-quarter of one and a half percent (0.375%) of the original principal amount on June 30, 2017, September 30, 2017 and December 31, 2017. All amounts of principal, interest and fees relating to Refinancing Loans not due and payable before the Term B Loan Maturity Date are due and payable on the Term B Loan Maturity Date.”

2.5	Amendments to Section 2.7.3: Repricing Event

Section 2.7.3 is hereby amended and restated in its entirety as follows:

“If any Repricing Event occurs on or prior to the date that is six months after the Second Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Term B Lender holding Term B Loans that are subject to such Repricing Event (including any Term B Lender that is replaced pursuant to Section 2.14.2 (Replacement of Lenders) as a result of its refusal to consent to an amendment giving rise to such Repricing Event), a fee in an amount equal to one percent (1.00%) of the aggregate principal amount of the Term B Loans subject to such Repricing Event. Such fees shall be earned, due and payable upon the date of occurrence of the respective Repricing Event.”

2.6	Amendments to Section 2.8.2: Applicable Margin.

A.                 Section 2.8.2(a)(i) is hereby amended and restated in its entirety as follows:

(i)                 For Term B Loans prior to the Second Amendment Effective Date, three and one-quarter of one percent (3.25%) and on and after the Second Amendment Effective Date, two and one-half percent (2.50%)

B.                 Section 2.8.2(b)(i) is hereby amended and restated in its entirety as follows:

(i)                 For Term B Loans prior to the Second Amendment Effective Date, four and one-quarter of one percent (4.25%) and on and after the Second Amendment Effective Date, three and one-half percent (3.50%)

2.7       Amendments to Schedule 2.1.4.

Schedule 2.1.4 is hereby amended and restated in its entirety as set forth in Schedule 2.5 to this Amendment.

2.8	Amendments to Section 11.5(o).

Section 11.5(o) is hereby amended by substituting the reference therein to “Initial Term B Loans” to “Term B Loans”

2.9       Addition of Section 11.19.

The Credit Agreement is hereby amended by inserting a new Section 11.19 to read as follows:

“Section 11.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-in Action on any such liability, including, if applicable;

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION III.	CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon, and the obligation of the New Term B Lenders shall be subject to, the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “Amendment Effective Date”):

A.                 Borrowing Notice. The Administrative Agent shall have received a duly completed borrowing notice for the New Term B Loans.

B.                 Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each Loan Party and a counterpart signature page of this Amendment and the Lender New Commitment, as applicable duly executed by each New Term B Lender.

C.                 Opinion. The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Hodgson Russ LLP, counsel to the Borrower and the other Loan Parties in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party hereby requests Hodgson Russ LLP to deliver such opinion.

D.                 Fees. (i) Each of the Administrative Agent and Arranger shall have received all fees, premium (if any) and other amounts accrued (whether or not otherwise due and payable on or prior to the Amendment Effective Date) including, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document, and including, without limitation, any amounts previously agreed in writing by the Arranger (or any of its affiliates) and the Borrower and (ii) the entire aggregate principal amount of the Term B Loans outstanding immediately prior to the Amendment Effective Date and all accrued interest, fees, premiums and other amounts (including any amounts pursuant to Section 11.14) in connection therewith shall have been (or shall be deemed to have been) repaid in full in a manner reasonably satisfactory to the Administrative Agent and all Interest Periods in respect of thereof shall have been terminated.

E.                 Refinancing Term Notice. The Administrative Agent shall have received a Refinancing Term Notice in accordance with Section 2.19.1 of the Credit Agreement.

F.                  Secretary’s Certificate. The Administrative Agent shall have received such resolutions, certificates of good standing, other certificates of Responsible Officers of the Borrower and Parent and such other documentation as the Administrative Agent shall reasonably request.

G.                Officer’s Certificate. The Administrative Agent shall have received a certificate of a financial officer of the Borrower dated the Amendment Effective Date certifying that (A) the representations and warranties set forth in Section IV of this Amendment shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of the Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) as of such earlier date and (B) no Default or Event of Default shall have occurred and be continuing.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term B Lender for purposes of facilitating funding on the Amendment Effective Date. Accordingly, any signature page hereto submitted by or on behalf of an Additional Term B Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.

SECTION IV.	REPRESENTATIONS AND WARRANTIES

In order to induce the Term B Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Parent and the Borrower hereby represents and warrants to the Administrative Agent and each Term B Lender, as of the Amendment Effective Date that, before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

A.                 Power; Authorization.

(i)                 Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the Credit Agreement, as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents to which it is a party. Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party.

(ii)               No consent or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority) is required in connection with the execution, delivery and performance by any Loan Party, or the validity or enforceability in accordance with its terms against any Loan Party, of this Amendment, the Amended Agreement and the other Loan Documents to which it is a party except for (i) such consents, authorizations and filings which have been obtained and are in full force and effect, (ii) such consents, authorizations and filings which the failure to obtain or perform, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, (iii) authorizations and filings required by applicable securities laws in connection with the exercise of remedies with respect to pledged investment property and (iv) such filings as are necessary to perfect the Liens of the Lenders created pursuant to the Loan Documents.

B.                 Enforceability. This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes the legal, valid and binding obligation of each Loan Party, and is enforceable against each Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

C.                 Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

D.                 Absence of Default. No Default or Event of Default has occurred and is continuing or will result from this Amendment.

SECTION V.	REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS

Each Loan Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and hereby confirms and consents to the terms and conditions of this Amendment and the transactions contemplated thereby, including the extension of New Term B Loans. In addition, for the benefit of the Administrative Agent on behalf of the Secured Parties (including, without limitation, the New Term B Lenders), each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the New Term B Lenders, and (c) acknowledges that from and after the date hereof, all New Term B Loans shall be deemed to be Obligations. Nothing herein can or may be construed as a novation of the Credit Agreement or any other Loan Document.

SECTION VI.	Ratification

This Amendment and the Credit Agreement and each amendment, waiver or other modification to the Loan Documents set forth or contemplated herein and therein shall be deemed to be effective pursuant to 2.19.1 of the Credit Agreement.

SECTION VII.	MISCELLANEOUS

A.                 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)                 On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)               Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)             This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and shall be administered and construed pursuant to the terms of the Credit Agreement.

(iv)             The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

B.                 Limitation of Amendment and Waiver. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

C.                 Headings. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Amendment.

D.                 Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

E.                 Severability. Every provision of this Amendment is intended to be severable. If any term or provision of this Amendment shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby. Any invalidity, illegality or unenforceability of any term or provision of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

F.                  Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

G.                Status. Each party hereto acknowledges and agrees that the New Term B Loans constitute “Refinancing Term B Indebtedness” under the Credit Agreement and the refinancing of the Term B Loans as contemplated hereby is permitted under Section 2.19.1 of the Credit Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

ADDITIONAL TERM B LENDER:

Credit Suisse AG, Cayman Islands Branch,

as a New Term B Lender (as an Additional Term B Lender and as a fronting New Term B Lender pursuant to the letter agreement between the Continuing Term B Lenders and Credit Suisse AG, Cayman Islands Branch dated March 17, 2017)

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

Notice Address:
Credit Suisse AG, Cayman Islands Branch
Eleven Madison Avenue, 23rd Floor
New York, New York 10010
Telephone: (212) 538-3525
Facsimile: (212) 325-8315
Email: list.ops-collateral@credit-suisse.com

INTEGER HOLDINGS CORPORATION, as Parent

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

GREATBATCH LTD., as the Borrower

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

CREDIT SUISSE SECURITIES (USA) LLC, as Arranger

By:	/s/ Colin Bathgate
Name:	Colin Bathgate
Title:	Managing Director

Consented to by:

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Administrative Agent

By:	/s/ Ryan Grimme
Name: Ryan Grimme
Title: Associate

gbv, llc, as a Loan Party

By:	/s/ Timothy G. McEvoy
Name:	Timothy G. McEvoy
Title:	Senior Vice President

Electrochem solutions, inc, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

greatbatch-globe tool, inc., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

lake region medical holdings, inc., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

LAKE REGION MEDICAL, INC., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

LAKE REGION MANUFACTURING, INC., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

ACCELLENT LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

AMERICAN TECHNICAL MOLDING, INC., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

G&D, LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

UTI HOLDINGS, LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

UTI HOLDING COMPANY, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

MEDSOURCE TECHNOLOGIES HOLDINGS, LLC as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

NOBLE-MET LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

VENUSA, LTD., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

SPECTRUM MANUFACTURING, INC., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

MEDSOURCE TECHNOLOGIES, LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

BRIMFIELD PRECISION, LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

KELCO ACQUISITION LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

MEDSOURCE TECHNOLOGIES, NEWTON INC., as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

MEDSOURCE TRENTON LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

PORTLYN, LLC, as a Loan Party

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President

[SCHEDULE 2.5 – TERM B LOAN COMMITMENTS]

Schedule 2.5 to Second Amendment to Credit Agreement

Lender	Term Loan B Commitment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$954,250,000
TOTAL	$954,250,000